SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  May 21, 1996
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                             GREENTREE SOFTWARE, INC
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               (Exact Name of Registrant as Specified in Charter)


                                    NEW YORK
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                  0-12094                                13-2897997
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            (Commission File Number)                    (IRS Employer
                                                       Identification No.)

            2801 Fruitville Road, Suite 180, Sarasota, Florida 34237
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              (Address of Principal Executive Offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (941) 954-2210
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                                      -2-


         Item 5.  Other Events.
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         On May 21, 1996, the Registrant announced that on May 15, 1996 it closed a private offering of its Common Shares, $.04 par value per share, pursuant to which it sold 871,523 shares to accredited investors at a price of $.70 per share. The private offering is described in the Registrant's press release dated May 21, 1996, a copy of which is filed as Exhibit 99 to this Report.

         Item 7.  Financial Statements and Exhibits.
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         (c)      Exhibits.
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         Exhibit 99 Press Release dated May 21, 1996.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     GREENTREE SOFTWARE, INC.


                                         By: /s/ Arnold Muhlbach
                                             ----------------------------------
                                           Name: Arnold Muhlbach
                                                 ------------------------------
                                           Title: Chief Financial Officer
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Dated:  May 28, 1996